                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                April 17, 2001



                             PROSOFTTRAINING.COM
                             -------------------
            (Exact name of registrant as specified in its charter)



          Nevada                     000-21535                  87-0448639
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)          Identification Number)



             3001 Bee Caves Rd., Suite 300, Austin, Texas   78746
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


              Registrant's telephone number, including area code:
                                (512) 328-6140
                                --------------


                                   NO CHANGE
                                   ---------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

              On April 17, 2001, the Registrant issued a press release attached hereto as Exhibit 99.1 reporting a revision in revenue expectations for its fiscal third quarter ended April 30, 2001 and the expectation that it will report a loss for the quarter.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  EXHIBITS

         99.1    Press Release dated April 17, 2001.




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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PROSOFTTRAINING.COM
                                        (Registrant)



Date: April 23, 2001                    By:   /s/ William J. Weronick
                                              ------------------------------
                                              Name:   William J. Weronick
                                              Title:  Vice President Finance





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